UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022

Todos Medical Ltd.

(Exact name of registrant as specified in its charter)

Israel	000-56026	n/a
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

121 Derech Menachem Begin, 30th Floor

Tel Aviv, 6701203 Israel

(Address of principal executive offices)

Registrant’s telephone number, including area code: 972 (52) 642-0126

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 22, 2022, Todos Botanicals, Inc., a wholly owned subsidiary of Todos Medical Ltd.. (collectively “Todos” or the “Company”) entered into entered into a distributor agreement (the “Agreement”) to supply its proprietary 3CL protease inhibitor immune support dietary supplement Tollovid™ and botanical ‘0% THC’ CBD products in pill, tincture, gummy, candy and cream finished products to Nerd Hemp, Inc., an automated retail (AI Retail) machine company focused on the distribution of CBD products. AI Retail machines are similar to vending machines; however, they use artificial intelligence to monitor product supply to optimize the re-ordering and stocking process. The new Tollovid and CBD products for the AI Retail machines will be manufactured in different adult and pediatric formulations in Todos’ newly leased Cleburne, Texas-based facility. Nerd Hemp has already been contracted to install 5500 AI Retail machines across the United States in retail outlets including airports, shopping centers, universities, sporting venues, fitness centers, bars, and grocery outlets. These AI Retail machines are located in high traffic and secure locations very similar to the Redbox model. The first deliveries are expected to take place in October in grocery outlets like Lowes Markets, a privately held grocer with over 140 locations in the southwestern United States. Todos believes that it could accrue as much as $11.5 million in revenue in the fourth quarter of 2022 from this contract as Nerd Hemp commences its nationwide rollout.

The Agreement is furnished as Exhibit 10.1 to this current report on Form 8-K. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement.

Exhibit No.	Description
10.1	Contract Manufacturing and Packaging Agreement, dated September 19, 2022, by and between Sky-Raider, LLC Nerd Hemp and Nerd brands % Legal Ease, and Todos Botanicals Inc.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2022

TODOS MEDICAL LTD.

By:	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer

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